crossmarkglobaletf.com		Summary Prospectus	February 27, 2026
Crossmark Large Cap Growth ETF
Ticker: CLCG	Stock Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the Fund online at https://www.crossmarkglobaletf.com/large-cap-growth-etf. You can also get this information at no cost by e-mailing a request to advisorsolutions@crossmarkglobal.com, calling 1-888-845-6910 or asking your financial representative. The Prospectus and SAI, both dated February 27, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (Rule 12b-1) Fees	None
Other Expenses[1]	None
Total Annual Fund Operating Expenses	0.50%

[1]	Because the Fund commenced operations on July 22, 2025, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from July 22, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index. The Fund’s principal investment strategy is to invest in a portfolio of large-cap growth securities, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities

Summary Prospectus February 27, 2026	1	Crossmark ETF Trust

of large-cap growth companies.* Large-cap growth companies are defined as companies included in the Russell 1000 Growth Index from time to time. The Russell 1000 Growth Index had a market capitalization range, as of December 31, 2025, of $1.38 billion to $4.51 trillion. Substantially all of the equity securities in which the Fund invests will be included in the Russell 1000 Growth Index at the time of purchase. The Fund may invest a portion of its net assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth. Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. Crossmark uses data from one or more third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may invest in securities of relatively few issuers.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Trustees, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its net assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% investment policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

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abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

●    Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

●    Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

●    Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

●    Growth Stocks Risk – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the companies, rather than on fundamental analysis of the stocks.

●    Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

●    Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose

Summary Prospectus February 27, 2026	3	Crossmark ETF Trust

money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

●    Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. The risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

●    Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

●    Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

●    Investment Strategy Risk – Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

●    Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

●    Non-diversification Risk – The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

●    Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product

Summary Prospectus February 27, 2026	4	Crossmark ETF Trust

offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

●    Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

●    Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

●    Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

●    Market Price Risk – Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the net asset value (“NAV”) of shares and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Crossmark cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, Crossmark believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s market price. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund at NAV.

●    Small Fund Risk – When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund’s Board may determine to change the Fund’s investment objective or liquidate the Fund. While shareholder interests will be the primary consideration, a new investment objective may not match the interests and investing goals of individual shareholders, and any such investment objective change or liquidation may not be favorable to certain individual shareholders and could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders. The Fund is also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the Fund’s shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the Fund.

●    Authorized Participant Concentration Risk – The Fund may have a limited number of financial institutions that may act as authorized participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described in the section of the Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to net asset value like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).

Performance

The Fund commenced operations on July 22, 2025. The Fund’s performance information will be reported after the Fund has been in operation for one full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at crossmarkglobaletf.com (the website does not form a part of this Prospectus) and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and

Summary Prospectus February 27, 2026	5	Crossmark ETF Trust

by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since July 22, 2025 (commencement of operations). Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since July 22, 2025 (commencement of operations).

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to authorized participants (“APs”) who have entered into agreements with PINE Distributors LLC, the Fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads may be found at crossmarkglobaletf.com (the website does not form a part of this Prospectus).

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus February 27, 2026	6	Crossmark ETF Trust

Crossmark ETF Trust
PINE Distributors LLC
501 S. Cherry Street,
Suite 610 Denver, Colorado 80246

CLCG-26